UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2021

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on May 18, 2021 (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders voted on three matters: (1) the re-election of Mr. Jerry Jasinowski as Class II member of the Board of Directors for a three-year term, (2) approval, on an advisory basis, of the Company’s 2020 executive compensation and (3) ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2020 and 2021.

Votes were cast by 613,996,944 (72.9%) of the total 842,289,193 shares that were issued and outstanding on the record date of March 26, 2021, and as such were eligible to vote. The percentages in parentheses below are the percentages of the votes cast for each matter presented.

Proposal No. 1. Election of Director.

The stockholders approved the re-election of Mr. Jasinowski for a three-year term as Class II member of the Board of Directors. The votes for Mr. Jasinowski were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Jerry Jasinowski	445,160,178 (97.8%)	10,208,813 (2.2%)	0	158,627,953 (N/A)

Proposal No. 2. Advisory Vote on 2020 Executive Compensation.

The stockholders approved the Company’s 2020 executive compensation. The votes for approval were as follows:

	For	Against	Abstained	Broker Non-Votes
Approval of 2020 Executive Compensation	407,475,671 (89.5%)	39,067,718 (8.6%)	8,825,602 (1.9%)	158,627,953 (N/A)

Proposal No. 3. Ratification of Appointment of Registered Public Accounting Firm.

The stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the years ending December 31, 2020 and 2021. The votes for appointment of Cherry Bekaert were as follows:

	For	Against	Abstained	Broker Non-Votes
Ratification of Cherry Bekaert LLP	606,183,237 (98.7%)	4,048,119 (0.7%)	3,765,588 (0.6%)	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: May 24, 2021	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman